SECOND AMENDMENT AGREEMENT

    This SECOND AMENDMENT AGREEMENT, dated as of January 31, 1997, by and among GE Capital Consumer Card Co. ("GE Bank"), Federated Department Stores, Inc., FDS National Bank, Macy's East, Inc., Macy's West, Inc., Bullock's, Inc., Broadway Stores, Inc., FACS Group, Inc. and MSS-Delaware, Inc. Terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Amended and Restated Credit Card Program Agreement dated as of June 4, 1996, as amended as of June 4, 1996 (the "Agreement").

    WHEREAS, the FDS Companies have requested that the GE/Macy's Credit Card Application and the GE/Macy's Credit Card Agreement that GE Bank uses in respect of any GE/Macy's Account be identical to the credit card application and credit card agreement used by FDS Bank in respect of the FDS/Macy's Accounts (the "Joint Forms").

    WHEREAS, as a condition to GE Bank's agreement to use the Joint Forms, GE Bank has requested the FDS Companies to indemnify and hold the GE Indemnified Parties harmless from any Damages relating to, arising out of, or in connection with the use by GE Bank of the Joint Forms;

    WHEREAS, pursuant to Section 10.1 of the Agreement, the FDS Companies are required to indemnify and hold harmless the GE Indemnified Parties in respect of certain Damages resulting from, arising out of, or in connection with the circumstances described more specifically in Section 10.1 of the Agreement and the parties hereto desire to amend Section 10.1 of the Agreement as set forth herein.

    NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Effective as of the date of this Second Amendment, Section 10.1 (a) is hereby amended by (x) deleting the word "and" appearing at the end of the sub-clause (ix), (y) deleting the period appearing at the end of the sub-clause (x) and inserting in its place a comma and the word "and", and (z) adding a new sub-clause (xi) at the end thereof as follows:

"(xi) any aspect of the Joint Forms that is different from the application and credit card agreement forms used prior to February 14, 1997 by GE Bank, to wit: forms Macy's W-G (7/96) 1059-AN and Macy's E-G (11/96) 1059-AN, such forms being attached hereto as Exhibits A-1 and A-2, respectively; except for (a) the increase in late fees and returned check fees in California, Iowa, Maine, North Carolina, Pennsylvania and Wisconsin, (b) the change in the balance subject to finance charge calculation in Maine, North Carolina and Wisconsin, (c) the change in grace period and minimum finance charge in Maine and North Carolina, and (d) the change in security interest in New York; provided, further, that if FDS requests GE Bank's approval in writing to cease to use the Joint Forms and to use in their place the forms attached hereto as Exhibits A-1 and A-2, respectively, and GE Bank fails to so approve, then the FDS Companies shall not be obligated to provide an indemnity pursuant to this clause (xi)."

    2. From and after the date hereof, the Joint Forms shall constitute a part of the Credit and Collection Policy, and shall be subject to and governed by the provisions of the Agreement relating to the Credit and Collection Policy.

    3. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have entered into this Second Amendment Agreement as of the day and year first above written.

GE CAPITAL CONSUMER CARD CO.

By: /s/ Kevin T. Knight

Name: Kevin T. Knight

Title: Executive Vice President

FEDERATED DEPARTMENT

STORES, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

FDS NATIONAL BANK

By: /s/ Jack Brown

Name: Jack Brown

Title: President

MACY'S EAST, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

MACY'S WEST, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

BULLOCK'S, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

BROADWAY STORES, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

FACS GROUP, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President

MSS-DELAWARE, INC.

By: /s/ John R. Sims

Name: John R. Sims

Title: Vice President